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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 1994

                      MERIDIAN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-12364           23-2237529
 (State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)         File Number)       Ident. No.)

   35 North Sixth Street, Reading, Pennsylvania        19601
    (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (215) 478-2000


                                N/A
 (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

     On November 4, 1994, Meridian Bancorp, Inc. ("Meridian") and
United Counties Bancorporation ("UCB"), executed a letter agreement to amend and extend to December 12, 1994 the letter of intent, dated August 30, 1994 between Meridian and UCB, providing for the merger of UCB with and into Meridian.

     On November 4, 1994, Meridian and UCB issued press releases reporting the terms of the letter agreement.

     The foregoing summary of the letter agreement and the press releases are qualified in their entirety by reference to the letter agreement and the press releases which are set forth as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Letter agreement, dated November 4, 1994, between
               Meridian Bancorp, Inc. and United Counties
               Bancorporation.

          99.2 Press releases of Meridian Bancorp, Inc. and
               United Counties Bancorporation, dated November 4,
               1994.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERIDIAN BANCORP, INC.

Dated:  November 30, 1994

                              By/s/ David E. Sparks
                                   David E. Sparks
                                   Vice Chairman and Chief
                                   Financial Officer

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                          EXHIBIT INDEX

Exhibit Number

     99.1      Letter Agreement, dated
               November 4, 1994, between
               Meridian Bancorp, Inc. and
               United Counties Bancorporation.

     99.2      Press releases of Meridian
               Bancorp, Inc. and United Counties
               Bancorporation, dated November 4,
               1994.